SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


Money Market Obligations Trust.
(Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------



                                 PROXY STATEMENT

                         MONEY MARKET OBLIGATIONS TRUST

                           Government Obligations Fund
                     Government Obligations Tax-Managed Fund
                             Prime Obligations Fund
                            Tax-Free Obligations Fund
                            Treasury Obligations Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1998

      A special meeting of the shareholders of Government Obligations Fund, Government Obligations Tax-Managed Fund, Prime Obligations Fund, Tax-Free Obligations Fund, and Treasury Obligations Fund (individually, the "Fund" and collectively, the "Funds" as the context requires), portfolios of Money Market Obligations Trust (the "Trust") will be held at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on April 23, 1998, for the following purposes:


            (1)   To elect four Trustees; and

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Trustees has fixed February 24, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Trustees



                                                John W. McGonigle
                                                Secretary


March 9, 1998


SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

            YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

20


                         MONEY MARKET OBLIGATIONS TRUST
                           Government Obligations Fund
                     Government Obligations Tax-Managed Fund
                             Prime Obligations Fund
                            Tax-Free Obligations Fund
                            Treasury Obligations Fund
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Funds to be held on April 23, 1998, at Federated Investors Tower, 19th Floor, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Trust In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Trust will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to be beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about March 9, 1998, to shareholders of record at the close of business on February 24, 1998 (the "Record Date").

On the Record Date, the Funds had outstanding shares of beneficial interest as follows:
      Government Obligations Fund
            Institutional Shares                3,460,600,126.492
            Institutional Service Shares        1,357,683,053.460
      Government Obligations Tax-Managed Fund
            Institutional Shares                   845,008,515.640
            Institutional Service Shares           806,985,061.570
      Prime Obligations Fund
            Institutional Shares                4,396,551,220.760
            Institutional Service Shares        3,195,192,379.096
      Tax-Free Obligations Fund
            Institutional Shares                1,622,021,151.420
            Institutional Service Shares           801,145,086.320
      Treasury Obligations Fund
            Institutional Shares                5,217,201,783.190
            Institutional Service Shares        4,807,321,056.240
            Institutional Capital Shares             49,321,807.030

      The Funds' annual prospectuses, which include audited financial statements for the fiscal year ended July 31, 1997, were previously mailed to shareholders. Requests for semi-annual reports, which contain unaudited financial statements for the period ended January 31, 1998, may be made in writing to the Trust's principal executive offices located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 or by calling toll-free 1-800-341-7400 after March 31, 1998.

                            ELECTION OF FOUR TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden, and John E. Murray, Jr. as Trustees of the Trust. All of the nominees are presently serving as Trustees. Please see "Information about the Trust" for current biographical information about Messrs. Bigley, Conroy, Madden, and Murray.

      Messrs. Conroy and Madden were appointed Trustees on August 21, 1991, to fill vacancies created by the resignation of Mr. Joseph Maloney and the decision to expand the size of the Board. Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, also to fill vacancies resulting from the decision to expand the size of the Board.

      All Nominees have consented to continue to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. If any nominee for election as a Trustee named above shall, by reason of death or for any other reason, become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. Any such substitute candidate for election as an interested Trustee shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an interested person shall be made by a majority of the Trustees who are not interested persons of the Trust. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

About the Election of Trustees

      When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

      Trustees standing for election and Trustees previously elected are listed below with their addresses, birthdates, present positions with the Trust, and principal occupations during the past five years. The companies or organizations related to the principal occupations of the Trustees standing for election are not affiliated with the Trust.


Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Previously Elected Trustees

John F. Donahue#*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center--Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.#
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.

 Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public  Relations/Marketing/Conference  Planning;  Director  or  Trustee  of the
Funds.

* This  Trustee  is deemed to be an  "interested  person" as defined in the 1940
Act.

# Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.



As referred to in the preceding table, "The Funds" or "Funds" includes the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WCT Funds; WesMark Funds; and World Investment Series, Inc.


Share Ownership of the Fund
Officers and Trustees own less than 1% of the Trust's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Government Obligations Fund: Fleet Securities Corporation, Rochester, New York, owned approximately 219,774,191.16 (6.35%) and Mertru and Company, Muncie, Indiana, owned approximately 195,636,693.49 shares (5.65%). The following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Government Obligations Fund: County of San Bernadino, San Bernadino, California, owned approximately 140,000,000 shares (10.31%); and Lane & Co. owned approximately 94,091,812.46 shares (6.93%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Government Obligations Tax-Managed Fund: Willou & Co., Greenville, South Carolina, owned approximately 109,953,629.65 shares (13.63%); Citizens Bank of Rhode Island, Providence , Rhode Island, owned approximately 90,211,788.08 shares (11.18%); Currier & Co, Salem, Massachusetts, owned approximately 64,818,937.74 shares (8.03%); and Perry Baker & Co, Westerly, Rhode Island, owned approximately 61,857,162.38 shares (7.67%). The following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Government Obligations Tax-Managed Fund: Scaup & Co, Boston, Massachusetts, owned approximately 106,990,136.77 shares (12.66%); Chase Manhattan Bank, New York, New York, owned approximately 89,855,553 shares (10.63%); Santa Monica Bank, Santa Monica, California owned approximately 79,707,983.81 shares (9.43%); BDG & Co, Boston, Massachusetts, owned approximately 73,788,375 shares (8.73%);.and PANABCO, Newark, Ohio owned approximately 42,507,415.40 shares (5.03%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Prime Obligations Fund: Morand & Company, Chicago, Illinois, owned approximately 651,934,854.50 shares (20.40%); LABA & Co, Chicago, Illinois, owned approximately 549,051,546 shares (17.18%); VAR & Co, St. Paul, Minnesota, owned approximately 330,754,532 shares (10.35%); and Peoples Bank, Bridgeport, Connecticut, owned approximately 200,685,767 shares (6.28%). The following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Prime Obligations Fund: VAR & Co, St. Paul, Minnesota, owned approximately 398,784,727 shares (9.07%); and Star Bank, Cincinnati, Ohio owned approximately 223,970,451.32 shares (5.09%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Tax-Free Obligations Fund: Naidot & Co, Woodbridge, New Jersey, owned approximately 201,790,100 shares (25.19%); Kaw & Co, Charleston, West Virginia, owned approximately 53,230,340 shares (6.64%); Morand & Company, Chicago, Illinois, owned approximately 50,321,207.37 shares (6.28%); FM Co., Zeeland, Michigan, owned approximately 46,417,735.62 shares (5.79%); and Danco, Fort Wayne, Indiana, owned approximately 40,811,893.15 shares (5.09%). The following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Tax-Free Obligations Fund: Wachovia Bank of North Carolina, Winston-Salem, North Carolina, owned approximately 195,475,916.55 shares (12.05%); VAR & Co, St. Paul, Minnesota, owned approximately 148,550,117 shares (9.16%); Maril & Co., Milwaukee, Wisconsin, owned approximately 109,711,091.63 shares (6.76%); Fleet Securities Corp., Rochester, New York,, owned approximately 94,969,666.38 shares (5.86%); and The Chase Manhattan Bank, NA, New York, New York, owned approximately 90,082,729 shares (5.55%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Treasury Obligations Fund: American Online, Dulles, Virginia, owned approximately 447,683,890.37 shares (9.31%); Morand & Co., Chicago, Illinois, owned approximately 384,715,943.64 shares (8.00%); The Chase Manhattan Bank, New York, New York, owned approximately 312,574,478 shares (6.50%); District of Columbia Corrections, Washington, D.C., owned approximately 303,958,908.42 shares (6.32%); and SUNTRUST Bank, Atlanta, Georgia, owned approximately 290,247,213.77 shares (6.04%). The following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Treasury Obligations Fund: State Street Bank and Trust Company, North Quincy, Massachusetts, owned approximately 795,773,795.53 shares (15.25%); Fleet Securities Corp., Rochester, New York, owned approximately 618,056,435.29 shares (11.85%);VAR & Co., St. Paul, Minnesota, owned approximately 444,326,211 shares (8.52%); and Plitt & Co., Baltimore, Maryland, owned approximately 358,968,086.13 shares (6.88%). The following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Capital Shares of Treasury Obligations Fund: Giant Industries Arizona Inc., Scottsdale, Arizona, owned approximately 20,074,959.40 shares (40.70%);Excelsior-Henderson Motorcycle, Burnsville, Minnesota, owned approximately 8,283,489.79 shares (16.79%); and Onbank & Trust Co., Syracuse, New York, owned approximately 3,432,751.37 shares (6.96%).


Trustee Compensation



                         Aggregate
Name,                  Compensation
Position With              From                  Total Compensation Paid
Trust                     Trust*#                   From Fund Complex+

John F. Donahue,            $0          $-0- for the Trust and
Chairman and Trustee                    56 other investment companies in the Complex

Thomas G. Bigley        $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John T. Conroy          $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

William J. Copeland     $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

J. Christopher Donahue      $0          $0 for the Trust and
President and Trustee                   18 other investment companies in the Complex

James E. Dowd           $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Lawrence D. Ellis, M.D. $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Edward L. Flaherty, Jr. $1,597          $122,362 for the Trust and
Trustee                                 56 other investment companies in the Complex

Peter E. Madden         $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

John E. Murray, Jr.     $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Wesley W. Posvar        $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

Marjorie P. Smuts       $1,452          $111,222 for the Trust and
Trustee                                 56 other investment companies in the Complex

* Information is furnished for the fiscal year ended July 31, 1997.

# The aggregate compensation is provided for the Trust which is comprised of six portfolio.

  The information is provided for the last calendar year.

      During the fiscal year ended July 31, 1997, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

      Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

      Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended July 31, 1997, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Trust

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.


J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

President and Trustee

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President, Secretary, and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

None of the Officers of the Trust received salaries from the Trust during the fiscal year ended July 31, 1997.

      Federated Services Company, a subsidiary of Federated Investors, is the Trust's administrator and provides administrative personnel and services to the Trust for a fee as described in the prospectus. For the fiscal year ended July 31, 1997, Federated Services Company earned $1,402,868.

                           INFORMATION ABOUT THE TRUST


Quorum and Voting Requirements

      Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each Nominee.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares present or represented by proxy. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). Any adjournment for this purpose will require the affirmative vote of a majority of the shares cast in person or by proxy. at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.



     SHAREHOLDERS                                  ARE REQUESTED TO COMPLETE,
                                                   DATE AND SIGN THE ENCLOSED
                                                   PROXY CARD AND RETURN IT IN
                                                   THE ENCLOSED ENVELOPE, WHICH
                                                   NEEDS NO POSTAGE IF MAILED IN
                                                   THE UNITED STATES.


                                                        By Order of the Trustees


                                                               John W. McGonigle
                                                                       Secretary
March 9, 1998

                         MONEY MARKET OBLIGATIONS TRUST
                           Government Obligations Fund
                     Government Obligations Tax-Managed Fund
                             Prime Obligations Fund
                            Tax-Free Obligations Fund
                            Treasury Obligations Fund

Investment Adviser
FEDERATED MANAGEMENT
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779














Cusip 60934N807 60934N104 60934N849 60934N856 60934N708 60934N203 60934N880
      60934N401 60934N872 60934N500 60934N823

      G02303-02(3/98)

GOVERNMENT OBLIGATIONS FUND
(A Portfolio of Money Market Obligations Trust)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Government Obligations Fund hereby appoint Anthony R. Bosch, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Government Obligations Fund which the undersigned is entitled to vote at the Special Meeting to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.


Proposal To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden, and John E. Murray, Jr. as Trustees of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

YOUR VOTE IS IMPORTANT
Please complete, sign and return                          _____________________
this card as soon as possible.                                        Date
Mark with an X in the box.                          _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Cusip 60934N807
      60934N104

GOVERNMENT OBLIGATIONS TAX-MANAGED FUND
(A Portfolio of Money Market Obligations Trust)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of government Obligations Tax-Managed Fund hereby appoint Anthony R. Bosch, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Government Obligations Tax-Managed Fund which the undersigned is entitled to vote at the Special Meeting to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.


Proposal To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden, and John E. Murray, Jr. as Trustees of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.


YOUR VOTE IS IMPORTANT
Please complete, sign and return                     _____________________
this card as soon as possible.                                   Date
Mark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Cusip 60934N849
      60934N856

PRIME OBLIGATIONS FUND
(A Portfolio of Money Market Obligations Trust)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Prime Obligations Fund hereby appoint Anthony R. Bosch, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Prime Obligations Fund which the undersigned is entitled to vote at the Special Meeting to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.


Proposal To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden, and John E. Murray, Jr. as Trustees of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

YOUR VOTE IS IMPORTANT                                ___________________
Please complete, sign and return                                         Date
this card as soon as possible.
Mark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Cusip 60934N708
      60934N203

TAX-FREE OBLIGATIONS FUND
(A Portfolio of Money Market Obligations Trust)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Tax-Free Obligations Fund hereby appoint Anthony R. Bosch, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Tax-Free Obligations Fund which the undersigned is entitled to vote at the Special Meeting to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.


Proposal To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden, and John E. Murray, Jr. as Trustees of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

YOUR VOTE IS IMPORTANT
Please complete, sign and return                          _____________________
this card as soon as possible.                                        Date
Mark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Cusip 60934N880
      60934N401

TREASURY OBLIGATIONS FUND
(A Portfolio of Money Market Obligations Trust)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Treasury Obligations Fund hereby appoint Anthony R. Bosch, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Elisabeth A. Miller, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Treasury Obligations Fund which the undersigned is entitled to vote at the Special Meeting to be held on April 23, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.


Proposal To elect Thomas G. Bigley, John T. Conroy, Jr., Peter E. Madden, and John E. Murray, Jr. as Trustees of the Trust

                        FOR                     [   ]
                        AGAINST                 [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        FOR ALL EXCEPT          [   ]
                  If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s') name. Your shares will be voted for the remaining nominees.

YOUR VOTE IS IMPORTANT
Please complete, sign and return                         _____________________
this card as soon as possible.                                       Date
Mark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Cusip 60934N872
      60934N500
                                                                       60934N823